Exhibit 10.4

                                  Amendments to
                          2001 Long-Term Incentive Plan
                          -----------------------------

      1. Effective August 5, 2005, the LabOne, Inc. 2001 Long-Term Incentive Plan was amended as follows:

      a. Section 2.5.9 of the 2001 Long-Term Incentive Plan was amended to read as follows:

          In the event that the Board approves (a) the merger or consolidation of LabOne with or into another corporation or other entity in which the shareholders of LabOne immediately prior to such transaction will beneficially own no voting securities or voting securities possessing less than 50% of the combined voting power of the then outstanding securities of the surviving entity in such transaction (or its parent), excluding for purposes of such calculation any such shareholder of LabOne who beneficially owns prior to the transaction more than ten percent (10%) of the other entity involved in the transaction (or its parent), (b) a sale of all or substantially all of the assets of LabOne in which outstanding securities of LabOne are exchanged for securities, cash or other property of any corporation or other entity or (c) a liquidation or dissolution of LabOne (collectively, a "Corporate Transaction"); the Board may in its sole discretion prior to consummation of such transaction take any one or more of the following actions with respect to outstanding stock options granted under this
          Program: (i) provide that such stock options shall be assumed or equivalent stock options shall be substituted by the acquiring or succeeding corporation or entity (or an affiliate thereof) or (ii) upon thirty (30) days' prior written notice to the Optionee, provide that the stock option shall be exercisable in full and shall terminate at the end of such thirty (30) day period to the extent not exercised by such time, at the end of which period the stock option shall terminate; provided, however, that unless determined otherwise by the Board, the acceleration of vesting, exercise (if such stock option is exercised) and termination of such stock option under clause (ii) shall be subject to the condition that the respective Corporate Transaction shall be consummated and such acceleration of vesting, exercise (if such stock option is exercised) and subsequent termination of such stock option shall be effective immediately prior to the effectiveness of the respective Corporate Transaction.

     b. Section 3.5.7 of the 2001 Long-Term Incentive Plan was amended to read as follows:

          Effect of Certain Transactions on Formula Options. In the event that the Board approves (a) the merger or consolidation of LabOne with or into another corporation or other entity in which the shareholders of LabOne



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          immediately  prior to such transaction will beneficially own no voting  securities or voting  securities  possessing less
          than  50%  of  the   combined   voting  power  of  the  then
          outstanding securities of the surviving entity in such transaction (or its parent), excluding for purposes of such calculation any such shareholder of LabOne who beneficially owns prior to the transaction more than ten percent (10%) of the other entity involved in the transaction (or its parent), (b) a sale of all or substantially all of the assets of LabOne in which outstanding securities of LabOne are exchanged for securities, cash or other property of any
          corporation   or  other  entity  or  (c)  a  liquidation  or
          dissolution   of   LabOne   (collectively,    a   "Corporate
          Transaction"); the Board may in its sole discretion prior to consummation of such transaction take any one or more of the
          following  actions  with  respect  to  outstanding   Formula
          Options: (i) provide that such Formula Option shall be assumed or an equivalent stock option shall be substituted by the acquiring or succeeding corporation or entity (or an affiliate thereof) or (ii) upon thirty (30) days' prior written notice to an Eligible Director, provide that the Formula Option shall be exercisable in full and shall terminate at the end of such thirty (30) day period to the extent not exercised by such time, at the end of which
          period  the  Formula  Option  shall   terminate;   provided,
          however, that unless determined otherwise by the Board, the acceleration of vesting, exercise (if such Formula Option is exercised) and termination of such Formula Option under clause (ii) shall be subject to the condition that the respective Corporate Transaction shall be consummated and such acceleration of vesting, exercise (if such Formula Option is exercised) and subsequent termination of such Formula Option shall be effective immediately prior to the effectiveness of the respective Corporate Transaction.